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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): October 26, 2004
                                                        (October 25, 2004)
                                                         ----------------

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



         Pennsylvania                 1-11152                 23-1882087
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
       of  incorporation)                                 Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania              19406-1409
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     (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition.

On October 25, 2004 InterDigital Communications Corporation (the "Company") issued a press release announcing that commencing in third quarter 2004, the Company will begin to recognize revenue associated with per unit royalties in the quarter when it receives royalty reports from its licensees rather than in the quarter in which its licensees' underlying sales occur. In addition, the Company will recognize a non-cash benefit in third quarter 2004 associated with the partial reversal of its valuation allowance against deferred tax assets. A copy of the press release is incorporated herein and is attached hereto as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this report:

              Exhibit 99.1 - Press release dated October 25, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERDIGITAL COMMUNICATIONS CORPORATION


                                        By: /s/ R J Fagan
                                        ----------------------------
                                             Richard J. Fagan
                                             Chief Financial Officer



Date:    October 26, 2004

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                                  EXHIBIT INDEX



   Exhibit No.                      Description
   ----------                       -----------
     99.1                           Press release dated October 25, 2004


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